FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2014

UNITED STATES CELLULAR CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

The following information is being provided pursuant to paragraph (e) of Item 5.02 of Form 8-K:

The parent company of United States Cellular Corporation (“U.S. Cellular”), Telephone and Data Systems, Inc. (“TDS”), previously established the Telephone and Data Systems, Inc. Supplemental Executive Retirement Plan (the “SERP”) for the benefit of eligible employees of TDS and certain subsidiaries of TDS, including U.S. Cellular.  The SERP provides supplemental benefits to offset the reduction of benefits under the TDS Pension Plan caused by the limitation on annual employee compensation which can be considered for tax-qualified pension plans under the Internal Revenue Code of 1986, as amended (the “Code”) and certain other Code limitations.  The SERP is a non-qualified deferred compensation plan and is unfunded.

The foregoing brief summary of the SERP is qualified in its entirety by reference to the Telephone and Data Systems, Inc. Supplemental Executive Retirement Plan (As Amended and Restated, Effective January 1, 2009), which is included as Exhibit 10.1 to this Form 8-K and incorporated by reference to this Item 5.02 and Amendment Number One to the SERP, which is included as Exhibit 10.2 to this Form 8-K and incorporated by reference to this Item 5.02.

On November 3, 2014, TDS amended the SERP to clarify that a rehired employee who participated in the SERP as of the date of his or her immediately preceding separation shall recommence participation in the SERP as of the date of his or her rehire, provided that he or she is appointed as an officer within three (3) months following his or her rehire date.  The amendment also includes provisions (i) addressing the revocation of a spouse as beneficiary upon a divorce; (ii) specifying a contractual statute of limitations for claims under the SERP; (iii) specifying the Northern District of Illinois as the designated forum for legal actions under the SERP; and (iv) identifying limitations in calculating any award of legal fees with respect to the SERP.

The foregoing brief summary of the amendment to the SERP is qualified in its entirety by reference to Amendment Number Two to the Telephone and Data Systems, Inc. Supplemental Executive Retirement Plan, which is included as Exhibit 10.3 to this Form 8-K and incorporated by reference to this Item 5.02.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date:	November 5, 2014

By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President - Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description
10.1

Telephone and Data Systems, Inc. Supplemental Executive Retirement Plan (As Amended and Restated, Effective January 1, 2009), is hereby incorporated by reference from to Exhibit 10.1 to TDS’ Current Report on Form 8-K dated August 27, 2008.

10.2

Amendment Number One to the Telephone and Data Systems, Inc. Supplemental Executive Retirement Plan, is hereby incorporated by reference from Exhibit 10.2 to TDS’ Current Report on Form 8-K dated March 15, 2012.

10.3

Amendment Number Two to the Telephone and Data Systems, Inc. Supplemental Executive Retirement Plan, is hereby incorporated by reference from Exhibit 10.3 to TDS’ Current Report on Form 8-K dated the date hereof.